BY LAWS OF POWER SAVE INTERNATIONAL, INC.

        ARTICLE I - OFFICES                                                                        1
                  Section 1.        Principal Office                                               1
                  Section 2.        Other Offices                                                  1
        ARTICLE II - MEETINGS OF THE SHAREHOLDERS                                                  1
                  Section 1.        Place of Meetings                                              1
                  Section 2.        Annual Meetings                                                1
                  Section 3.        Special Meetings                                               2
                  Section 4.        Voting List                                                    2
                  Section 5.        Quorum                                                         3
                  Section 6.        Adjourned Meeting and Notice Thereof                           3
                  Section 7.        Organization                                                   3
                  Section 8.        Order of Business                                              3
                  Section 9.        Voting                                                         4
                  Section 10.       Consent of Absentees                                           4
                  Section 11.       Action Without Meeting                                         5
                  Section 13.       Inspectors of Election                                         5
        ARTICLE III - DIRECTORS                                                                    6
                  Section 1.        Powers                                                         6
                  Section 2.        Number, Election and Term of Office                            7
                  Section 3.        Qualification                                                  7
                  Section 4.        Vacancies                                                      7
                  Section 5.        Resignations                                                   8
                  Section 6.        Removal                                                        8
                  Section 7.        When Board May Declare Vacancies                               8
                  Section 8.        Place of Meeting                                               8
                  Section 9.        Regular Meetings                                               8
                  Section 10.       Special Meetings                                               9
                  Section 11.       Notice of Special Meetings                                     9
                  Section 12.       Waiver of Notice                                               9
                  Section 12.       Proxies                                                        9
                  Section 13.       Quorum                                                         9
                  Section 14.       Adjournment                                                    9
                  Section 15.       Notice of Adjournment                                         10
                  Section 16.       Fees and Compensation                                         10
                  Section 17.       Manifestation of Dissent                                      10
                  Section 18.       Action Without Meeting                                        10
         ARTICLE IV - COMMITTEES                                                                  10
                  Section 1.        Designation                                                   10
                  Section 2.        Meetings                                                      10
                  Section 3.        Quorum and Voting                                             11

                                        i





                  Section 4.       Waiver of Notice                                               11
                  Section 5.       Removal                                                        11
                  Section 6.       Vacancies                                                      11
                  Section 7.       Action Without Meeting                                         11
         ARTICLE V     - OFFICERS                                                                 11
                  Section 1.       Officers                                                       11
                  Section 2.       Election                                                       11
                  Section 3.       Subordinate Officers                                           12
                  Section 4.       Removal and Resignation                                        12
                  Section 5.       Vacancies                                                      12
                  Section 6.       Chairman of the Board                                          12
                  Section 7.       President                                                      12
                  Section 8.       Executive Vice President                                       13
                  Section 9.       Vice President                                                 13
                  Section 10.      Secretary                                                      14
                  Section 11.      Treasurer                                                      14
                  Section 12.      Delegation of Duties                                           15
         ARTICLE VI - SHARES OF STOCK                                                             15
                  Section 1.       Certificates of Stock                                          15
                  Section 2.       Record of Shareholders; Transfer of Shares                     15
                  Section 3.       Record Date and Closing Stock Books                            16
                  Section 4.       Registered Shareholders                                        16
                  Section 5.       Lost Certificates                                              16
                  Section 6.       Regulations; Appointment of Transfer Agents and Registrars     16
                  Section 7.       Treasury Shares                                                16
                  Section 8.       Fractional Shares                                              16
         ARTICLE VII - EXECUTION OF INSTRUMENTS                                                   17
                  Section 1.       Contracts                                                      17
                  Section 2.       Checks and Drafts                                              17
                  Section 3.       Deposits: Bank Accounts                                        17
                  Section 4.       Loans                                                          17
                  Section 5.       Sale or Transfer of Securities Held by the Corporation         17
         SECTION VIII - MISCELLANEOUS                                                             18
                  Section 1.       Fiscal Year                                                    18
                  Section 2.       Seal                                                           18
                  Section 3.       Annual Report                                                  18
                  Section 4.       Inspection of Corporation Records                              18
                  Section 5.       Dividends                                                      18
                                       ii


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         ARTICLE IX - NOTICES                                                                     19
                  Section 1.         Form of Notices                                              19
                  Section 2.         Waiver of Notice                                             19
         ARTICLE X - AMENDMENTS                                                                   19
                  Section 1.         Who May Amend                                                19
         ARTICLE XI - INDEMNIFICATION                                                             19
                  Section 1.         Indemnification: Actions Other Than by the Corporation       19
                  Section 2.         Indemnification: Actions by the Corporation                  20
                  Section 3.         Right to Indemnification                                     20
                  Section 4.         Authorization of Indemnification                             21
                  Section 5.         Advance Indemnification                                      21
                  Section 6.         Non-Exclusive Indemnification                                21
                  Section 7.         Insurance                                                    21


BYLAWS

                                           ARTICLE I - OFFICES

          Section 1. Principal Office. The principal office for the transaction of the business of the Corporation in Florida is hereby fixed and located at 13864 S W 90th Avenue, Unit LL 108, Miami, FL 33176. The Board of Directors is hereby granted full power and authority to change the principal office from one location to another in said county. Any change shall be noted in the Bylaws by the Secretary, opposite this section, or this section may be amended to state the new location. As used herein and through these Bylaws, the term "principal office" shall not necessarily be deemed to refer to the Corporation's registered office, although it may be the same location as the Corporation's registered office.

 Section 2. Other Offices. Branch or subordinate offices may at any time be established by the Board of Directors at any place or places where the Corporation is qualified to do business or the business of the Corporation may require.

                      ARTICLE II - MEETINGS OF THE SHAREHOLDERS

          Section 1. Place of Meetings. All annual meetings of shareholders and all other meetings of shareholders shall be held either at the principal office of the Corporation or at any other place within or without the State of Nevada as may be designated either by the Board of Directors or by the written consent of the shareholders entitled to vote at the meeting holding at least a majority of shares entitled to vote. The vote may be given either before or after the meeting and filed with the Secretary of the Corporation.

         Section 2. Annual Meetings. The annual meetings of shareholders shall be held on:

Second Friday of September.

 provided, however, that should a meeting day fall on a legal holiday, the annual meeting of . shareholders shall be held at the same time and place on the next full business day. The annual meeting may be held at any other time which may be designated in a resolution by the Board of Directors or by the written consent of the shareholders entitled to vote, at the meeting holding at least a majority of the shares entitled to vote. At the annual meeting, directors shall be elected, reports of the affairs of the Corporation shall be considered, and any other business may be transacted which is within the powers of the shareholders to transact and which may be properly brought before the meeting.

          Written notice of each annual meeting shall be given to each shareholder entitled to vote (unless call and notice is waived by the unanimous consent of the shareholders), either personally or by mail or other means of written communication, charges prepaid, addressed to the shareholders at their addresses appearing on the books of the Corporation or given by them to the Corporation for the purpose of notice. If a shareholder gives no address, notice shall be deemed to have been given them if sent by mail or other means of written communication addressed to the place where the principal office of the Corporation is situated, or if published at least once in some newspaper of general circulation in the county in which the principal office is located. Notices shall be sent to each shareholders entitled thereto not less than ten
 (10) nor more than sixty (60) days before each annual meeting. The notices shall specify the place, the day and the hour of the meeting and shall state other matters, if any, as may be expressly required by statute.

          Section 3. Special Meetings. Special meetings of the shareholders for any Purpose or purposes, unless otherwise prescribed by statute, may be called at any time by the President, or by resolution of the Board of Directors, or by one or more shareholders holding not less than one-third (1/3) of the issued and outstanding voting shares of the Corporation, or may be held at any time without call or notice upon unanimous consent of the shareholders. Except in special cases where other express provision is made by statute, notice of special meetings shall be given in the same manner and pursuant to the same notice provisions as for annual meetings of shareholders. Notices of any special meeting shall state, in addition to the place, day and hour of the meeting, the purpose or purposes of the meeting. Business transacted at any special meeting of the shareholders shall be limited to the purposes stated in the notice.

          Section 4. Voting List. The officer who has charge of the stock ledger of the Corporation shall, before each shareholders' meeting, prepare a list of all persons entitled to represent shares at such meeting, arranging the names alphabetically, with the addresses of each shareholder and the number of shares entitled to be voted by each shareholder set forth opposite their respective names. That list and the share ledger, or a true and correct copy thereof, shall be open to the examination of any shareholder, for any purpose germane to the meeting, during regular business hours, for a period of at least ten (10) days immediately preceding the convening of the shareholders' meeting and until the close of the meeting and they shall be subject to inspection at any time during that period by any shareholder or person representing a shareholder. The list and share ledger shall be open for examination at the place specified in the notice where the meeting is to be held.

          Section 5. Quorum. The holders of a majority of the stock issued and outstanding and entitled to vote at a meeting, whether present in person or represented by proxy, shall constitute a quorum at all meetings of the shareholders for the transaction of business, except as otherwise provided by statute or the Certificate of Incorporation of the Corporation. When a quorum is present. at any meetings a majority of the shares represented and entitled to vote shall decide any question brought before the meeting. The shareholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

Section 6. Adjourned Meeting and Notice Thereof. Any shareholders' meeting, annual or special, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the shares, the holders of which are either present in person or represented by proxy but in the absence of a quorum no other business may be transacted.

              When any shareholders' meeting, either annual or special, is adjourned for thirty (30) days or more, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given as in the case of an original meeting. Except as aforesaid, it shall not be necessary to give any notice of the time and place of the adjourned meeting or of the business to be transacted thereat, other than by announcement at the adjourned meeting.

              Section 7. Organization. The President shall call the meeting of shareholders to order and shall act as Chairman unless the shareholders present designate another person Chairman. The Secretary of the Corporation shall act as Secretary at all meetings of shareholders, but in the event of his absence or failure to act, the Chairman shall appoint another person to act as Secretary.

              Section 8. Order of Business. The order of business at the annual meeting, and so far as practicable at all other meetings of the shareholders, shall be:

                       (1)      Galling meeting to order;
                       (2)      Calling of roll and checking proxies;
                       (3)      Proof of notice of meeting;
                       (4)      Reading of any unapproved minutes;
                       (5)      Reports of officers;
                       (6)      Reports of committees;
                       (7)      Election of directors;
                       (8)      Unfinished business;
                       (9)      New business; and
                       (10)     Adjournment.

              Section 9. Voting. At each meeting of the shareholders, each shareholder having the right to vote shall be entitled to vote in person or by proxy appointed by an instrument in writing, subscribed by such shareholder and bearing a date not more than three (3) years prior to said meeting, unless the instrument expressly provides for a longer period. Each stockholder shall have one (1) vote for each share of stock having voting power, registered in his name on the books of the Corporation, except that the Board of Directors may fix a time, not more than sixty (60) days nor less than ten (10) days preceding the date of any meeting of shareholders as a record date for the determination of the shareholders entitled to notice of and to vote at the meeting. Only registered shareholders on the date so fixed shall be entitled to notice of the meeting, notwithstanding any transfer of any shares on the books of the Corporation after any record date so fixed. The Board of Directors may close the books of the Corporation against any transfers of shares during any shareholders' meeting or during any adjournment thereof; and the Board of Directors may close the books against any transfers of shares during the whole or any part of the period during which the books may be closed under the provisions of this paragraph. Upon the demand of any stockholder, the vote for directors and the vote upon any question before the meeting shall be by ballot. All elections shall be had and all questions decided by a majority vote.

          Section 10. Consent of Absentees. The transaction of any meeting of shareholders, either annual or special, however called and noticed, shall be as valid as though had as a meeting duly held after regular call and notice, if a quorum be present either in person or by proxy, and if, either before or after the meeting, each of the persons entitled to vote, not present in person, or by proxy, signs a written waiver of notice, or a consent to the holding of such meeting, or an approval of the minutes thereof All such waivers, consent or approvals shall be filed with the corporate records or made a part of the minutes of the meeting. If a shareholder does not receive notice of a meeting, but attends and participates in the meeting, he shall be deemed to have waived notice of the meeting.

          Section 11. Action Without Meeting. Any action which, under provisions of the laws of the State of Nevada or under the provisions of the Articles of Incorporation or under these Bylaws may be taken at a meeting of the shareholders, may be taken without a meeting if a record or memorandum thereof is made in writing and signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take that action at a meeting at which all shares entitled to vote thereon were present and voted. The record or memorandum shall be filed with the Secretary of the Corporation and made a part of the corporate records.

          Section 12. Proxies. Any shareholder entitled to vote or execute consents shall have the right to do so either in person or by one or more agents authorized by proxy. The appointment of a proxy shall be in writing and signed by the shareholder but shall require no other attestation and shall be filed with the Secretary of the Corporation at or prior to the meeting. In no event shall a proxy be appointed for a period of more than three (3) years. If any shareholder appoints two or more persons to act as proxies and if the instrument does not otherwise provide, then a majority of such persons present at the meeting, or if only one shall be present, then that one shall have and may exercise all of the power conferred by the instrument upon all of the persons so appointed; and if the proxies are equally divided as to the right and manner of voting in any particular case, the vote shall be divided among the proxies. Any person holding shares in a representative or fiduciary capacity which he may represent in person may represent them by proxy and confer general or discretionary power upon a proxy. The authority of a proxy if not coupled with an interest may be terminated at will. Unless otherwise provided in the appointment, the proxy's authority shall cease eleven (11) months after the appointment. The termination of a proxy's authority by act of the shareholder shall, subject to the time limitation herein set forth, be ineffective until written notice of the termination has been given to the Secretary of the Corporation. Unless otherwise provided therein, an appointment filed with the Secretary shall have the effect of revoking all proxy appointments of prior date. A proxy's authority shall not be revoked by the death or incapacity of the maker unless before the vote is cast or the authority is exercised, written notice of such death or incapacity is given to the Corporation.

 Section 13. Inspectors of Election. In advance of any meeting of shareholders, the Board of Directors may appoint Inspectors of Election to act at the meeting or any adjournment thereof. Inspectors of Election are not appointed, the Chairman may, and on the request of any shareholder or his proxy shall, appoint Inspector of Election at the meeting. The number of inspectors shall be either one or three. If appointed at a meeting on the request of one or more shareholders or proxies, the majority of shares present shall determine whether one or three inspectors are to be appointed. In case any person appointed as inspector fails or refuses to act, the vacancy may be filled by appointment by the Board of Directors in advance of the meeting, or at the meeting by the Chairman. An inspector need not be a shareholder of the Corporation, but no person who is a candidate for office of the Corporation shall act as an inspector.

          The duties of Inspectors of Election shall include: determining the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, the authenticity, validity and effect of proxies; receiving votes, ballots or consents; hearing and determining all challenges and questions in any way arising in connection with the right to vote; counting and tabulating all votes or consents; determining the result and other acts as may be proper to conduct the election or vote with fairness to all shareholders.

                                       ARTICLE III - DIRECTORS

          Section 1. Powers. Subject to limitations of the Articles of Incorporation, of the Bylaws and of the laws of the State of Nevada as to action to be authorized or approved by the shareholders, and subject to the duties of directors as prescribed by the Bylaws, all corporate powers shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be controlled by, the Board of Directors. Without prejudice to such general power, but subject to the same limitations, it is hereby expressly declared that the directors shall have the power:

          First: To select and remove all officers, agents and employees of the Corporation, prescribe powers and duties for them as may not be inconsistent with law, with the Articles of Incorporation or the Bylaws, fix their compensation and require from them security for faithful service.

          Second: To conduct, manage and control the affairs and business of the Corporation, and to make rules and regulations therefore not inconsistent with law, or with the Articles of Incorporation or the Bylaws, as they may deem best.

          Third: To change the principal once for the transaction of the business of the Corporation from one location to another within the same county as provided in Article I, Section 1, hereof; to designate any place within or without the State of Nevada for the holding of any shareholders' meeting or meetings; to adopt, make and use a corporate seal, and to prescribe the forms of certificates of stock, and to alter. the form of the seal and certificates from time to time, as in their judgment they may deem best, provided that the seal and certificates shall at alt times comply with the provisions of law.

          Fourth: To authorize the issue of shares of stock of the Corporation from time to time, upon lawful terms, in consideration of money paid, labor done or services actually rendered, debts or securities canceled, or tangible or intangible property actually received, or in the case of shares issued as a dividend against amounts transferred from surplus to stated capital.

          Fifth: To borrow money and incur indebtedness for the purpose of the Corporation, and to cause to be executed and delivered therefor, in the corporate name, promissory notes, bonds, debentures, deeds of trust, mortgages, pledges, hypothecation or other evidences of debt and securities therefor.

          Section 2. Number Election and Term of Office. The number of directors which shall constitute the whole Board shall be not less than one (1). The shareholders at any annual meeting may determine, the number which shall constitute the Board and the number so determined shall remain fixed until changed at a subsequent annual meeting. The directors shall be elected at each annual meeting of the shareholders however, if any such annual meeting is not held or the directors are not elected thereat, the directors may be elected at any special meeting of shareholders held for that purpose. All directors shall hold office until their resignation or respective successors are elected.

          Section 3. Qualification. A director need not be a shareholder of the Corporation.

          Section 4. Vacancies. Vacancies in the Board of Directors may be filled by a majority of the directors then in office, though less than a quorum, or by a sole remaining director, and each director so elected shall hold office until his successor is elected at an annual or a special meeting of the shareholders.

          A vacancy or vacancies in the Board of Directors shall be deemed to exist in case of the death, resignation or removal of any director, or if the authorized number of directors be increased, or if the shareholders fail, at any annual or special meeting of shareholders at which any director or directors are elected, to elect the full authorized number of directors to be voted for at that meeting.

        The shareholders may elect a director or directors at any time to fill any vacancy or vacancies not filled by the directors.

 No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of his term of office.

          Section 5. Resignations. Any director may resign at any time by giving written notice of his resignation to the Board or Chairman of the Board or the President or the Secretary. A resignation shall take effect at the time specified therein or, if the time when it shall become effective is not specified, immediately upon its receipt. Unless otherwise specified therein, the acceptance of a resignation shall not be necessary to make it effective. If the Board of Directors accepts the resignation of a director rendered to take effect at a future time, the Board, including the director who has tendered his resignation, shall have power to elect a successor to take office when the resignation is to become effective.

          Section 6. Removal. The entire Board of Directors or any individual director may be removed from office with or without cause by vote of shareholders holding a majority of the outstanding shares entitled to vote at any annual or special meeting of shareholders. In case the entire Board or any one or more directors are so removed, new directors may be elected at the same meeting of shareholders. .

          Section 7. When Board May Declare Vacancies. The Board of Directors shall declare vacant the offce of a director if he is declared of unsound mind by an order of court or convicted of a felony, or may do so within sixty (60) days after notice of his election if he does not attend a meeting of the Board of Directors.

          Section 8. Place of Meeting. Regular meetings of the Board of Directors shall be held at any place within or without the State of Nevada which has been designated from time to time by resolution of the Board or by written consent of all members of the Board. In the absence of a designation, regular meetings shall be held at the principal office of the Corporation. Special meetings of the Board may be held either at a place so designated or at the principal office.

          Section 9. Regular Meetings. A regular annual meeting of the Board of Directors for the purpose of election of officers of the Corporation and the transaction of any other business shall be held each year immediately following the adjournment of the annual shareholders' meeting and no notice of the meeting to the elected director shall be necessary in order to legally constitute the meeting, provided a majority of the whole Board shall be present. If a majority of the Board is not present, then the regular annual meeting may be held at a time fixed by the consent, in writing, of all of the directors. Other regular meetings of the Board may be held without notice at times determined by the Board.

          Section 10. Special Meeting. Special meetings of the Board of Directors for any purpose or purposes may be called at any time by the President or, if he is absent or unable to act, by any Vice President or by any two directors. No business shall be considered at any special meeting other than .the purposes mentioned in the notice given to each director of the meeting, except upon the unanimous consent of all directors.

          Section 11. Notice of Special Meetings. Written notice of the time, place and the purposes of all special meetings shall be delivered personally to each director or sent to each director by mail or by other form of written communication, charges prepaid, addressed to him at his address as shown on the records of the Corporation or, if it is not so shown on the records or is not readily ascertainable, at the place where meetings of the directors are regularly held. If notice is mailed or telegraphed, it shall be deposited in the United States Mail or delivered to the telegraph company in the place in which the principal office of the Corporation is located at least five (5) days prior to the time of the holding of the meeting. If notice is delivered as above provided, it shall be so delivered at least twenty-four (24) hours prior to the time of the holding of the meeting. Mailing, telegraphing or delivery in accordance with the requirements of this section 11 shall be due, legal and personal notice.

                Section 12. Waiver of Notice. Any actions taken or approved at any meeting of the Board of Directors, however called and noticed or wherever held, shall be as valid as though taken or approved at a meeting duly held after regular call and notice, if a quorum be present and if; either before or after the meeting, each of the directors not present signs a written waiver of notice or a consent to holding the meeting or an approval of the minutes thereof. All waivers, consents or approvals shall be filed with the corporate record or made a part of the minutes of the meeting. If a director does not receive notice of a meeting, but attends and participates in the meeting, he shall be deemed to have waived notice of the meeting.

                Section 13. Quorum. At all meetings of the Board, a quorum shall consist of a majority of the entire number of directors and the acts of a majority of the directors present at a meeting at which a quorum is present shall be the acts of the Board of Directors except as may be otherwise specifically provided by statute or by the Articles of Incorporation or by these Bylaws and except to adjourn as hereinafter provided. When the Board consists of one director, then one director shall constitute a quorum.

                Section 14. Adjournment. A quorum of the directors may adjourn any directors' meeting to meet again at a stated day and hour; provided, however, that in the absence of a quorum at either a regular or special meeting, the directors may adjourn to a later date but may not transact any business until a quorum has been secured. At any adjourned meeting at which a required number of directors shall be present, any business may be transacted which might have been transacted at the meeting originally notified.

                Section 15. Notice of Adjournment. Notice of the time and place of holding an adjourned meeting need not be given to absent directors if the time and place are fixed at the meeting adjourned.

                Section 16. Fees and compensation, Directors and members of committees may receive compensation for their services, and reimbursement for expenses as may be fixed or determined by resolution of the Board.

Section  17.   Manifestation  of  Dissent.   A  director  of  the
Corporation who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his dissent is entered in the minutes of the meeting or unless he files his written dissent to the action with the person acting as the secretary of the meeting before the adjournment thereof or unless the director forwards his dissent by registered mail to the Secretary of the Corporation immediately after the adjournment of the meeting. The right to dissent shall not apply to a director who votes in favor of an action.

Section 18. Action Without Meeting. Any action required or permitted to be taken at a meeting of the directors may be taken without a meeting if all members of the Board consent, individually or collectively, to the action by signing a written record or memorandum thereof. The record or memorandum shall have the same effect as a unanimous vote of the Board of Directors and shall be filed with the Secretary of the Corporation and made a part of the corporate records.

                                      ARTICLE IV - COMMITTEES

Section 1. Designation. The Board of Directors may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of one or more of the directors of the Corporation, which to the extent provided in the resolution and permitted by law shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the Corporation, except where action of the Board of Directors is required by law, and may authorize the seal of the Corporation to be affixed to all papers which may require it.

Section 2. Meetings. Each committee shall meet at times fixed by the committee or on the call of the President. Notice of the time and place of the meeting shall be given to each member of the committee in the manner provided for the giving of notice to members of the Board of Directors of the time and place of special meetings of the Board of Directors. Each committee shall keep regular minutes of its proceedings which shall be reported to the directors at their next annual meeting.

Section 3. Quorum and Voting. A majority of the members of a committee shall constitute a quorum for the transaction of business. The act of the majority of the members of the committee present at a meeting at which a quorum is present shall be the act of the committee. In, the absence or disqualification of a member of a committee, the committee member or members present and hot disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint a replacement for any absent or disqualified member. At all meetings of a committee, each member present shall have one (1) vote which shall be cast by him in person.

Section 4. Waiver of Notice. Any actions taken or approved at any meeting of a committee shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum is present and if, either before or after the meeting, each of the members not present signs a written waiver of notice or a consent to holding the meeting or an approval of the minutes thereof.

Section 5. Removal . The entire committee or any individual member thereof may be removed from the committee with or without cause by a vote of a majority of the whole Board of Directors.

Section 6. Vacancies. Notwithstanding Section 3 above, the Board of Directors shall fill all vacancies in a committee which may occur from time to time.
An absence from a meeting does not constitute a "vacancy" as the term is used herein.

Section 7. Action Without Meeting . Any action which might be taken at a meeting of, the committee may be taken without a meeting if a record or memorandum thereof be made in writing and signed by all members of the committee.

                                      ARTICLE V - OFFICERS

          Section I. Officers. Unless otherwise stated in a resolution adopted by the Board of Directors, the officers of the Corporation shall be a President, Vice-President and a Secretary. The Corporation may also have, at the discretion of the Board of Directors, a Chairman of the Board, one or more Vice Presidents, one or more Assistant Secretaries, one or more Assistant Treasurers, and other officers, in accordance with the provisions of Section 3 of this Article. One person may hold two or more offices.

          Section 2. Election. The officers of the Corporation, except officers appointed in accordance with the provisions of Section 3 or Section 5 of this Article, shall be chosen annually by the Board of Directors, and each shall hold his office until he resigns or is removed or otherwise disqualified to serve, or his successor is elected and qualified.

          Section 3. Subordinate Officers. The Board of Directors may appoint, and may empower the President to appoint, other officers that the business of the Corporation may require, each of whom shall hold office for periods, have authority and perform duties provided in the Bylaws or as the Board of Directors may from time to time determine.

          Section 4. Removal and Resignation. Any officer may be removed, either with or without cause, by the Board of Directors, at any regular or special meeting thereof, or, except in case of any Officer chosen by the Board of Directors, by any officer upon whom the power of removal is conferred by the Board of Directors.

          Any officer may resign at any time by giving written notice to the Board of Directors, or to the President, or to the Secretary of the Corporation. The resignation shall take effect at the date of the receipt of notice or at any alternate time specified therein; and, unless otherwise specified therein, the acceptance of the resignation shall not be necessary to make it effective.

          Section 5. Vacancies. A vacancy in an office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in the Bylaws for regular appointments to the office.

          Section 6. Chairman of the Board. The Chairman of the Board shall, if present, preside at all meetings of the Board of Directors and exercise and perform all other powers and duties as may be from time to time assigned to him by the Board of Directors or prescribed by the Bylaws.

          Section 7. President . Subject to the powers and duties, if any, assigned by the Board of Directors to the Chairman of the Board or any other person so appointed, the President shall be the Chief Executive Officer of the Corporation and shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and officers of the Corporation, including:

                    (a) He shall  preside at all  meetings  of the  shareholders and, in the absence of the Chairman of the Board, or if there be none, at all meetings of the Board of Directors.

                    (b) He shall sign or countersign, as may be necessary, all bills, notes, checks, contracts and other instruments pertaining to the ordinary course of the Corporation's business and shall, with the Secretary, sign the minutes of all shareholders' and directors' meetings over which he presides.

                    (c) He shall execute bonds, mortgages and other contracts requiring a seal under the seal of the Corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the Corporation.

                    (d) At the annual meeting of the shareholders, he shall submit a complete report of the operations of the Corporation's affairs as existing at the close of each year and shall report to the Board of Directors from time to time all matters coming to his attention and relating to the interest of the Corporation as should be brought to the attention of the Board.

                    (e) He shall be an ex officio member of all standing committees, if any; and he shall have those usual powers and duties of supervision and management which pertain to the office of the President and shall have other powers and duties prescribed by the Board of Directors or the Bylaws.

          Section 8. Executive Vice President. The Executive Vice President shall be the executive officer of the Corporation next in authority to the Chairman of the Board and the President, both of whom he shall assist in the management of the business of the Corporation and in the implementation of orders and resolutions of the Board of Directors. In the absence of the Chairman of the Board and the President, he shall preside at all meetings of the shareholders and of the directors, and shall exercise all other powers and perform all other duties of the Chairman of the Board and the President; he shall be an ex officio member of all standing committees; and he shall perform any other duties -the 'Board of Directors may from time to time prescribe.

           Section 9. Vice President. In the absence or disability of the President, the Vice Presidents, in order of their rank as fixed by the Board of Directors or, if not ranked, the Vice President designated by the Board of Directors, shall perform all the duties of the President and, when so acting, shall have all the powers of, and be subject to all the restrictions upon, the President. The Vice Presidents shall have other powers and perform other duties prescribed for them by the Board of Directors or the Bylaws.

           Section 10. Secretary. The Secretary shall keep or cause to be kept, at the principal office of the Corporation or any other place the Board of Directors orders, a book of minutes of all meetings of directors and shareholders, with the time and place of holding, whether regular or special, and, if special, how authorized, the notice thereof given, the names of those present at directors' meetings, the number of shares present or represented at shareholders' meetings, and the proceedings thereof.

           The Secretary shall keep, or cause to be kept, at the principal office of the Corporation or at the office of the Corporation's transfer agent, a share ledger, showing the names of the shareholders and their addresses, the number of classes of shares held by each, the number and date of certificates issued for the same, and the number and date of cancellation of every certificate surrendered for cancellation.

           The Secretary shall give, or cause to be given, notice of all meetings of the shareholders and of the Board of Directors required by the Bylaws or by law to be given, and she shall keep the seal of the Corporation in safe custody. He shall also sign, with the President or Vice President, all contracts, deeds, licenses and other instruments when so ordered he shall make reports to the Board of Directors they request and shall also prepare reports and statements required by the laws of the State of Nevada and shall perform any other duties prescribed by the Board of Directors or by the Bylaws.

           The Secretary shall allow any shareholder, on application, during normal business hours, to inspect the share ledger. He shall attend to correspondence and perform other duties incidental to him office or assigned to her by the Board of Directors. The Assistant Secretary or Secretaries shall perform the duties of the Secretary in the case of his absence or disability and any other duties specified by the Board of Directors.

           Section 11. Treasurer. The Treasurer shall keep and maintain, or cause to be kept and maintained, adequate and correct accounts of the properties and business transactions of the Corporation, including account of its assets, liabilities, receipts, disbursements, gains, losses, capital, surplus and shares. The books of account shall at all reasonable times be open to inspection by a director.

          The Treasurer shall deposit all monies and other valuables in the name and to the credit of the Corporation with depositories designated by the Board of Directors. He shall disburse the funds of the Corporation as ordered by the Board of Directors, shall render to the President and directors, whenever they request it, an account of all of his transactions as Treasurer and of the financial condition of the Corporation, and shall have any other powers and perform any other duties prescribed by the Board of Directors.

           The Assistant Treasurer or Treasurers shall perform the duties of the Treasurer in the event of his absence or disability and any other duties prescribed by the Board of Directors.

           Section 12. Delegation of Duties. In case of the absence or disability of any officer of the Corporation or for any other reason that the Board of Directors may deem sufficient, tile Board of Directors may, by a vote of a majority of the whole Board, delegate for the time being, the powers or duties or any of them, of an absent or disabled officer to any other officer or to any directors.

                                   ARTICLE VI - SHARES OF STOCK

          Section 1. Certificates of Stock. A certificate or certificates for shares of the capital stock of the Corporation shall be issued to each shareholder when shares are fully paid, showing the number of the shares of the Corporation standing on the books in his name. All certificates shall be signed by the President or a Vice President and the Secretary or an Assistant Secretary, or be authenticated by facsimiles of the signatures of the President and Secretary or by a facsimile of the signature of the President and the written signature of the Secretary or an Assistant Secretary. Every certificate authenticated by a facsimile of a signature must be countersigned by a transfer agent or transfer clerk and registered by an incorporated bank or trust company as registrar of transfer. Certificates shall be numbered and sealed with the seal of the Corporation.

          Section 2. Record of Shareholders: Transfer of Shares. There shall be kept at the registered office of the Corporation in the State of Nevada a record containing the names and addresses of all shareholders of the Corporation, the number and class of shares held by each and the dates when they became the owners of record thereof; provided, however, that the foregoing shall not be required if the Corporation shall keep at its registered office the address, including street number, if any, of the custodian of the record. Duplicate lists may be kept in other state or states as may be determined by the Board. Transfers of stock of the Corporation shall be made on the books of the Corporation only upon authorization by the registered holder thereof or by his attorney lawfully constituted in writing and on surrender and cancellation of a certificate or certificates for a lice number of shares of the same class properly endorsed or accompanied by a duly executed stock transfer power and payment of all taxes thereon, with proof of authenticity of the signatures the Corporation or its transfer agents may reasonably require.

          Section 3. Record Date end Closing tuck Books. The Board of Directors may fix a time as a record date for the determination of the shareholders entitled to notice of and to vote at any meeting of shareholders or entitled to receive any dividend or distribution, or any allotment of right, or to exercise rights in respect to any change, conversion, or exchange of shares. The record date so fixed shall be not more than sixty (60) days nor less than ten (10) days prior to the date of the meeting or event for the purposes of which it is fixed. When a record date is fixed, only shareholders of record on that date are entitled to notice of and to vote at the meeting or to receive a dividend, distribution, or allotment of rights, or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the Corporation after the record date.

          Section 4. Registered Shareholders. The Corporation shall be entitled to recognize the holder of record of any share or shares of stock as the exclusive owner thereof for all purposes, and accordingly, shall not be bound to recognize any equitable or other claim to or interest in shares on the part of any other person, whether or not it has notice thereof, except as otherwise provided by law.

          Section 5. Lost Certificates. Except as hereinafter in this section provided, no one certificate for shares shall be issued in lieu of an old one unless the latter is surrendered and canceled at the same time. In case any certificate for shares is lost, stolen, mutilated or destroyed, the Board of Directors may authorize the issuance of a new certificate, upon terms and conditions reasonably satisfactory to it, including indemnification of the Corporation.

          Section 6. Regulations: Appointment of Transfer Agents and Red. The Board may make rules and regulations it deems expedient concerning the issuance, transfer and registration of certificates for shares of stock. It may appoint one or more transfer agents or registrars of transfer, or both, and may require all certificates of stock to bear the signature of either or both.

          Section 7. Treasury Shares. Treasury shares, or other shares not at the time issued and outstanding, shall not, directly or indirectly, be voted at any meeting of the shareholders, or counted in calculating the actual voting power of shareholders at any given time.

          Section 8. Fractional Shares. Certificates of fractional shares of stock may be issued at the discretion of the Board of Directors. The registered ownership of any fractional share represented by a certificate or certificates shall entitle the holder thereof to receive dividends, participate in the corporate assets in the event of liquidation of the Corporation and to exercise voting rights in person or by proxy.

                         ARTICLE VII - EXECUTION OF INSTRUMENTS

          Section 1. Contracts. The Board or any authorized committee may authorize any officer or officers, agent or agents, to enter into any contract or to execute and deliver in the name and on behalf of the Corporation any contract or other instrument, except certificates representing shares of stock of the Corporation, and the authorization may be general or may be confined to specific instances.

          Section 2. Checks and Drafts. All checks, drafts or other orders for the payment of money, notes, acceptances or other evidences of indebtedness issued by or in the name of the Corporation shall be signed by the officer or officers, agent or agents of the Corporation and in the manner specified by resolution of the Board.

          Section 3. Deposits; Bank Accounts. All funds of the Corporation not otherwise employed shall be deposited to the credit of the Corporation in banks, trust companies or other depositories designated by the Board or by an officer or officers of the Corporation to whom power of designation is delegated by the Board. The Board may make special rules and regulations with respect to bank accounts, not inconsistent with the provisions of these Bylaws, as it may deem expedient. Unless otherwise provided by resolution of the Board, endorsements for deposit to the credit of the Corporation in any of its duly authorized depositories may be made by hand-stamped legend in the name of the Corporation or by written endorsement of any officer without countersignature.

Section 4. Loans. No loans shall be contracted on behalf of the Corporation unless authorized by the Board, but when authorized, unless a particular officer or agent is directed to negotiate the same, may be negotiated, up to the amount authorized, by the President or a Vice President or the Treasurer, who are hereby severally authorized to execute and deliver in the name and on behalf of the Corporation notes or other evidences of indebtedness countersigned by the President or a Vice President for the amount of any loans and to give security for the payment of any and all loans, advances and indebtedness by hypothecating, pledging or transferring any part or all of the property of the Corporation, real or personal, at any time owned by the Corporation.

          Section 5. Sale or Transfer of Securities Held by the Corporation Stock certificates, bonds or other securities at any time owned by the Corporation may be held on behalf of the Corporation or sold, transferred or otherwise disposed of pursuant to authorization by the Board, or of any duly authorized committee. Transfers from the name of the Corporation shall be made by the signature of the President or a Vice President and the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary.

                                   SECTION VIII - MISCELLANEOUS

          Section 1. Fiscal Year. The fiscal year of the Corporation shall be determined by the Board.

          Section 2. Seal. The corporate seal shall have inscribed thereon the name of the Corporation, the words "Corporate Seal" and the name of the state under the laws of which the Corporation exists.

          Section 3. Annual Report. The Board of Directors shall not be required to send to shareholders an annual report of this Corporation.

          Section 4. Inspection of Corporation Records. The share ledger or duplicate share ledger, the books of account, copy of the Bylaws, as amended, certified by the Secretary, and minutes of proceedings of the shareholders and directors and of any committee of the Board of Directors shall be open for inspection upon the written demand of any shareholder or holder of a voting trust certificate, during the usual hours for business, and for a purpose reasonably related to his interests as a shareholder or as the holder of a voting trust certificate and shall be exhibited at any time when required by the demand of ten percent (10%) of the shares represented at any shareholders' meeting. Inspection may be made in person or by an agent or attorney and shall include the right to make extracts. Demand of inspection other than at a shareholders' meeting shall be made in writing, under oath, upon the President, Secretary or Assistant Secretary of the Corporation at the Corporation's registered or principal office. In every instance where an attorney or other agent shall be the person who seeks the right to inspection, the demand under oath shall be accompanied by a Power of Attorney or other writing which authorizes the attorney or other agent to so act on behalf of the shareholder.

          Section 5. Dividends. Dividends upon the shares of the capital stock of the Corporation may be declared and paid out of surplus or, if there is no surplus, out of net profits of the Corporation, to the extent permitted by the laws of the State of Nevada, by the Board of Directors in their discretion at any regular or special meeting. Dividends may be paid in cash, in property, or in shares of capital stock.

             Before payment of any dividend, there may be set aside out of the funds of the Corporation available for dividends a sum or sums which the directors, in their absolute discretion, think proper as a reserve fund to meet contingencies, for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for any other purposes the directors think conducive to the interests of the Corporation, and the directors may modify or abolish any reserve in the manner in which it was created.

                                             ARTICLE IX NOTICES

             Section 1. Form of Notices. Whenever, under the provisions of these Bylaws, notice is required to be given to any director, officer or shareholder, it shall not be construed to mean personal notice. Notice may be given in writing, by mail, by depositing the same in the United States Mail, in a postpaid sealed wrapper, addressed to the director, officer or shareholder at the address which appears on the books of the Corporation; or, in default of other address, to the director, officer or shareholder at the general post office in the city where the Corporation's principal office is located. Notice shall be deemed to be given at the time when it is mailed in accordance with this section.

             Section 2. Waiver of Notice. Any shareholder, director or officer may waive an notice required to be given under these Bylaws by a written waiver signed by the person, or persons, entitled to notice, whether before or after the time stated therein, and the waiver shall be deemed equivalent to the actual giving of notice.

                                         ARTICLE X - AMENDMENTS

Section  1. Who May  Amend.  These  Bylaws  may be  amended, altered,  changed  or  repealed  by the affirmative  vote of a majority of the shares issued said outstanding, and entitled to vote thereat, at any regular or special meeting of the shareholders if notice of the proposed amendment, alteration, change or repeal is contained in the notice of the meeting, or by the affirmative vote of the majority of the Board of Directors at any regular or special meeting of the Board of Directors; provided, however, that the Board of Directors shall have no power to adopt,
amend  or  alter   any   Bylaws   fixing   their   number,   qualifications,
classifications, term of office or the right of the shareholders to remove them from office.

                                     ARTICLE XI - INDEMNIFICATION

Section 1. Indemnification: Actions Other Than by the Corporation. The Corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation)
by reason
  of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees, judgments, fines and amounts paid in settlement) actually and reasonably incurred by him in connection with such action, suit or proceeding, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests ofthe Corporation, and, with respect to any criminal action or proceeding had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceedings by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

           Section 2. Indemnification: Actions by the Corporation. The Corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of an action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation. The generality of the foregoing notwithstanding, no indemnification shall be made in respect of any claim, issue or matter as to which the person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Corporation, unless and only to the extent that the court in which the action or suit was brought determines that, despite the adjudication of liability but in view of all the circumstances of the case, the person is fairly and reasonably, entitled to indemnification.

           Section 3. Right to Indemnification. To the extent that any present or former director, officer, employee, any person who was or is serving at the request of the Corporation as a director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise, any agent of the Corporation or any person who is or was serving at the request of the Corporation as an agent of another corporation, partnership, joint venture, trust or other enterprise, has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 1 and 2 of this Article XI, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

           Section 4. Authorization of Indemnification. Any indemnification under Sections I and 2 of this Article XI (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination by the Board of Directors that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in Section 1 and 2 of this
  Article XI. If a quorum of disinterested directors cannot be assembled, the disinterested shareholders may authorize indemnification under this section 4, by majority vote.


          Section 5. Advance Indemnification. Expenses incurred by an officer or director in defending a civil or criminal action; suit or proceeding may be paid by the Corporation in advance of the final disposition of the action, suit or proceeding as authorized by the Board of Directors in the specific case upon receipt of an undertaking by or on behalf of the director or officer to repay the advance unless it is ultimately determined that he is entitled to be indemnified by the Corporation as authorized in this Article XI. Expenses incurred by other employees and agents may be paid upon terms and conditions, if any, as the Board of Directors deems appropriate.

          Section 6. Non-Exclusive Indemnification. The indemnification provided by this Article XI shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any bylaw, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in his ofcial capacity and as to action in another capacity while holding a corporate office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his heirs, executors and administrators.

          Section 7. Insurance. The Corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership joint venture, trust or other enterprise against any liability asserted against him and incurred by him, or arising out of his service, in that capacity, whether or not the Corporation would have the power to indemnify him against that liability under the provisions of this Article XI.

                                    CERTIFICATE OF SECRETARY

          The undersigned, being the duly elected and acting Secretary of the Corporation, hereby certifies that the foregoing Bylaws, after having been read section by section, were approved by the director of this Corporation at its first meeting of directors.

                   Dated this 23rd day of Julv, 1999.

                   /s/ Mary Jane Balmer
                   Mary Jane Balmer, Secretary

BY-LAWS OF A Nevada Corporation

                                           ARTICLE I - OFFICES

 The registered office of the Corporation in the State of Nevada shall be located in the City and State designated in the Articles of Incorporation. The Corporation may also maintain offices at such other places within or without the State of Nevada as the Board of Directors may, from time to time, determine.

 ARTICLE 11 - MEETING OF SHAREHOLDERS

 Section 1 - Annual Meetings: (Chapter 78.310)

 The annual meeting of the shareholders of the Corporation shall be held at the time fixed, from time to time, by the Directors.

 Section 2 -Special Meetings:  (Chapter 78.310)

 Special meetings of the shareholders may be called by the Board of Directors or such person or persons authorized by the Board of Directors and shall be held within or without the State of Nevada.

 Section 3 - Place of Meetings: (Chapter 78.310)

 Meetings of shareholders shall be held at the registered office of the Corporation, or at such other places, within or without the State of Nevada as the Directors may from time to time fix. If no designation is made, the meeting shall be held at the Corporation's registered office in the state of Nevada.

 Section 4 - Notice of Meetings: (Section 78.370)

 (a) Written or printed notice of each meeting of shareholders, whether annual or special, signed by the president, vice president or secretary, stating the time when and place where it is to be held, as well as the purpose or purposes for which the meeting is called, shall be served either personally or by mail, by or at the direction of the president, the secretary, or the officer or the person calling the meeting, not less than ten or more than sixty days before the date of the meeting, unless the lapse of the prescribed time shall have been waived before or after the taking of such action, upon each shareholder of record entitled to vote at such meeting, and to any other shareholder to whom the giving of notice may be required by law. If mailed, such notice shall be deemed to be given when deposited in the United States mail, addressed to the shareholder as it appears on the share transfer records of the Corporation or to the current address, which a shareholder has delivered to the Corporation in a written notice.

  *Unless otherwise stated herein all references to "Sections" in these Bylaws refer to those sections contained in Title 78 of the Nevada Private Corporations Law.

                                                 NV Bylaws-1

(b) Further notice to a shareholder is not required when notice of two consecutive annual meetings, and all notices of meetings or of the taking of action by written consent without a meeting to him or her during the period between those two consecutive annual meetings; or all, and at least two payments sent by first-class mail of dividends or interest on securities during a 12-month period have been mailed addressed to him or her at his or her address as shown on the records of the Corporation and have been returned undeliverable.

Section 5 - Quorum: (Section 78.320)
--------------------

(a) Except as otherwise provided herein, or by law, or in the Articles of Incorporation (such Articles and any amendments thereof being hereinafter collectively referred to as the "Articles of Incorporation"), a quorum shall be present at all meetings of shareholders of the Corporation, if the holders of a majority of the shares entitled to vote on that matter are represented at the meeting in person or by proxy.

(b) The subsequent withdrawal of any shareholder from the meeting, after the commencement of a meeting, or the refusal of any shareholder represented in person or by proxy to vote, shall have no effect on the existence of a quorum, after a quorum has been established at .such meeting.

(c) Despite the absence of a quorum at any meeting of shareholders, the shareholders present may adjourn the meeting.

Section 6 - Voting and Acting- (Section 78.320 & 78.350)

 (a) Except as otherwise provided by law, the Articles of Incorporation, or these Bylaws, any corporate action, the affirmative vote of the majority of shares entitled to vote on that matter and represented either in person or by proxy at a meeting of shareholders at which a quorum is present, shall be the act of the shareholders of the Corporation.

(b) Except as otherwise provided by statute, the Certificate of Incorporation, or these bylaws, at each meeting of shareholders, each shareholder of the Corporation entitled to vote thereat, shall be entitled to one vote for each share registered in his name on the books of the Corporation. (c) Where appropriate communication facilities are reasonably available, any or all shareholders shall have the right to participate in any shareholders' meeting, by means of conference telephone or any means of communications by which all persons participating in the meeting are able to hear each other.

Section 7 - Proxies: (Section 78.355)
I

Each shareholder entitled to vote or to express consent or dissent without a meeting, may do so either in person or by proxy, so long as such proxy is executed in writing by the shareholder himself, his authorized officer, director, employee or agent or by causing the signature of the stockholder to be affixed to the writing by any reasonable means, including, but not limited to, a facsimile signature, or by his attorney-in-fact there unto duly authorized in writing. Every proxy shall be revocable at will unless the proxy conspicuously states that it is irrevocable and the proxy is coupled with an interest. A telegram, telex, cablegram, or similar transmission by the shareholder, or a photographic, photostatic, facsimile, shall be treated as a valid proxy, and treated as a substitution of the original proxy, so long as such transmission is a complete reproduction executed by the shareholder. If it is determined that the telegram, cablegram or

                                   NV Bylaws-2
other  electronic   transmission  is  valid,  the  persons   appointed  by  the
  Corporation to count the votes of shareholders and determine the validity of proxies and ballots or other persons making those determinations must specify the information upon which they relied. No proxy shall be valid after the expiration of six months from the date of its execution, unless otherwise provided in the proxy. Such instrument shall be exhibited to the Secretary at the meeting and shall be filed with the records of the Corporation. If any shareholder designates two or more persons to act as proxies, a majority of those persons present at the meeting, or, if one is present, then that one has and may exercise all of the powers conferred by the shareholder upon all of the persons so designated unless the shareholder provides otherwise.

 Section 8 - Action Without a Meeting: (Section 78.320)

Unless otherwise provided for in the Articles of Incorporation of the Corporation, any action to be taken at any annual or special shareholders' meeting, may be taken without a meeting, without prior notice and without a vote if written consents are signed by a majority of the shareholders of the Corporation, except however if a different proportion of voting power is required by law, the Articles of Incorporation or these Bylaws, than that proportion of written consents is required. Such written consents must be filed with the minutes of the proceedings of the shareholders of the Corporation.

                                 ARTICLE III - BOARD OF DIRECTORS

 Section 1 - Number Term Election and Qualifications: (Section 78.115, 78.330)

 (a) The first Board of Directors and all subsequent Boards of the Corporation shall consist of ( ), not less than 1 nor more than 9, unless and until otherwise determined by vote of a majority of the entire Board of Directors. The Board of Directors or shareholders all have the power, in the interim between annual and special meetings of the shareholders, to increase or decrease the number of Directors of the Corporation. A Director need not be a shareholder of the Corporation unless the Certificate of Incorporation of the Corporation or these Bylaws so require.

  (b) Except as may otherwise be provided herein or in the Articles of Incorporation, the members of the Board of Directors of the Corporation shall be elected at the first annual shareholders' meeting and at each annual meeting thereafter, unless their terms are staggered in the Articles of Incorporation of the Corporation or these Bylaws, by a plurality of the votes cast at a meeting of shareholders, by the holders of shares entitled to vote in the election.

  (c) The first Board of Directors shall hold office until the first annual meeting of shareholders and until their successors have been duly elected and qualified or until there is a decrease in the number of Directors. Thereinafter, Directors will be elected at the annual meeting of shareholders and shall hold office until the annual meeting of the shareholders next succeeding his election, unless their terms are staggered in the Articles of Incorporation of the Corporation (so long as at least one - fourth in number of the Directors of the Corporation are elected at each annual shareholders' meeting) or these Bylaws, or until his prior death, resignation or removal. Any Director may resign at any time upon written notice of such resignation to the Corporation.

                                                 NV Bylaws-3

(d) All Directors of the Corporation shall have equal voting power unless the Articles of Incorporation of the Corporation provide that the voting power of individual Directors or classes of Directors are greater than or less than that of any other individual Directors or classes of Directors, and the different voting powers may be stated in the Articles of Incorporation or may be dependent upon any fact or event that may be ascertained outside the Articles of Incorporation if the manner in which the fact or event tray operate on those voting powers is stated in the Articles of Incorporation. If the Articles of Incorporation provide that any Directors have voting power greater than or less than other Directors of the Corporation, every reference in these Bylaws to a majority or other proportion of Directors shall be deemed to refer to majority or other proportion of the voting power of all the Directors or classes of Directors, as may be required by the Articles of Incorporation.

 Section 2 - Duties and Power: (Section 78.120)
 ----------------------------

 The Board of Directors shall be responsible for the control and management of the business and affairs, property and interests of the Corporation, and may exercise all powers of the Corporation, except such as those stated under Nevada state law, are in the Articles of Incorporation or by these Bylaws, expressly conferred upon or reserved to the shareholders or any other person or persons named therein.

 Section 3 - Regular Meetings; Notice: (Section 78.310)
 --------------------------------------

 (a) A regular meeting of the Board of Directors shall be held either within or without the State of Nevada at such time and at such place as the Board shall fix.

 (b) No notice shall be required of any regular meeting of the Board of Directors and, if given, need not specify the purpose of the meeting; provided, however, that in case the Board of Directors shall fix or change the time or place of any regular meeting when such time and place was fixed before such change, notice of such action shall be given to each director who shall not have been present at the meeting at which such action was taken within the time limited, and in the manner set forth in these Bylaws with respect to special meetings, unless such notice shall be waived in the manner set forth in these Bylaws.

  Section 4 - Special Meetings; Notice: (Section 78.310)
  --------------------------------------

 (a) Special meetings of the Board of Directors shall be held at such time and place as may be specified in the respective notices or waivers of notice thereof.

 (b) Except as otherwise required statute, written notice of special meetings shall be mailed directly to each Director, addressed to him at his residence or usual place of business, or delivered orally, with sufficient time for the convenient assembly of Directors thereat, or shall be sent to him at such place by telegram, radio or cable, or shall be delivered to him personally or given to him orally, not later than the day before the day on which the meeting is to be held. If mailed, the notice of any special meeting shall be deemed to be delivered on the second day after it is deposited in the United States mails, so addressed, with postage prepaid. If notice is given by telegram, it shall be deemed to be delivered when the telegram is delivered to the telegraph company. A notice, or waiver of notice, except as required by these Bylaws, need not specify the business to be transacted at or the purpose or purposes of the meeting.

 (c) Notice of any special meeting shall not be required to be given to any Director who shall attend such meeting without protesting prior thereto or at its commencement, the lack of notice to him, or who submits a signed waiver of notice, whether before or after the meeting. Notice of any adjourned meeting shall not be required to be given.

 Section 5 - Chairperson:

 The Chairperson of the Board, if any and if present, shall preside at all meetings of the Board of Directors. If there shall be no Chairperson, or he or she shall be absent, then the President shall preside, and in his absence, any other director chosen by the Board of Directors shall preside.

 Section 6 - Quorum and Adjournments: (Section 78.315)
 -------------------------------------

 (a) At all meetings of the Board of Directors, or any committee thereof, the presence of a majority of the entire Board, or such committee thereof, shall constitute a quorum for the transaction of business, except as otherwise provided by law, by the Certificate of Incorporation, or these Bylaws.

 (b) A majority of the directors present at the time and place of any regular or special meeting, although less than a quorum, may adjourn the same from time to time without notice, whether or not a quorum exists. Notice of such adjourned meeting shall be given to Directors not present at time of the adjournment and, unless the time and place of the adjourned meeting are announced at the time of the adjournment, to the other Directors who were present at the adjourned meeting.

 Section 7 - Manner of Acting: (Section 78.315)

 (a) At all meetings of the Board of Directors, each director present shall have one vote, irrespective of the number of shares of stock, if any, which he may hold.

 (b) Except as otherwise provided by law, by the Articles of Incorporation, or these bylaws, action approved by a majority of the votes of the Directors present at any meeting of the Board or any committee thereof, at which a quorum is present shall be the act of the Board of Directors or any committee thereof.

 (c) Any action authorized in writing made prior or subsequent to such action, by all of the Directors entitled to vote thereon and filed with the minutes of the Corporation shall be the act of the Board of Directors, or any committee thereof, and have the same force and effect as if the same had been passed by unanimous vote at a duly called meeting of the Board or committee for all purposes.

 (c) Where appropriate communications facilities are reasonably available, any or all directors shall have the right to participate in any Board of Directors meeting, or a committee of the Board of

                                                  NV Bylaws-5

 Directors  meeting,   by  means  of  conference   telephone  or  any  means  of
 communications by which all persons participating in the meeting are able to hear each other.

 Section 8 - Vacancies: (Section 78.335)
 -----------------------

 (a) Unless otherwise provided for by the Articles of Incorporation of the Corporation, any vacancy in the Board of Directors occurring by reason of an increase in the number of directors, or by reason of the death, resignation, disqualification, removal or inability to act of any director, or other cause, shall be filled by an affirmative vote of a majority of the remaining directors, though less than a quorum of the Board or by a sole remaining Director, at any regular meeting or special meeting of the Board of Directors called for that purpose except whenever the shareholders of any class or classes or series thereof are entitled to elect one or more Directors by the Certificate of Incorporation of the Corporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the Directors elected by such class or classes or series thereof then in office, or by a sole remaining Director so elected.

 (b) Unless otherwise provided for by law, the Articles of Incorporation or these Bylaws, when one or more Directors shall resign from the board and such resignation is effective at a fixture date, a majority of the directors, then in office, including those who have so resigned, shall have the power to fill such vacancy or vacancies, the vote otherwise to take effect when such resignation or resignations shall become effective.

 Section 9 - Resignation- (Section 78.335)
 -------------------------

 A Director may resign at any time by giving written notice of such resignation to the Corporation.

 Section 10 - Removal: (Section 78.335)
 ----------------------

 Unless otherwise provided for by the Articles of Incorporation, one or more or all the Directors of the Corporation may be removed with or without cause at any time by a vote of two-thirds of the shareholders entitled to vote thereon, at a special meeting of the shareholders called for that purpose, unless the Articles of Incorporation provide that Directors may only be removed for cause, provided however, such Director shall not be removed if the Corporation states in its Articles of Incorporation that its Directors shall be elected by cumulative voting and there are a sufficient number of shares cast against his or her removal, which if cumulatively voted at an election of Directors would be sufficient to elect him or her. If a Director was elected by a voting group of shareholders, only the shareholders of that voting group may participate in the vote to remove that Director.

  Section 11 - Compensation: (Section 78.140)
  ---------------------------

 The Board of Directors may authorize and establish reasonable compensation of the Directors for services to the Corporation as Directors, including, but not limited to attendance at any annual or special meeting of the Board.

 Section 12 - Committees: (Section 78.125)
 -------------------------

 Unless otherwise provided for by the Articles of Incorporation of the Corporation, the Board of Directors, may from time to time designate from among its members one or more committees, and alternate members thereof, as they deem desirable, each consisting of one or more members, with such powers and authority (to the extent permitted by law and these Bylaws) as may be provided in such resolution. Unless the Articles of Incorporation or Bylaws state otherwise, the Board of Directors may appoint natural persons who are not Directors to serve on such committees authorized herein. Each such committee shall serve at the pleasure of the Board and, unless otherwise stated by law, the Certificate of Incorporation of the Corporation or these Bylaws, shall be governed by the rules and regulations stated herein regarding the Board of Directors.

                                           ARTICLE IV - OFFICERS

 Section 1 - Number, Qualifications, Election and Term of Office:
(Section 78.130)
 -----------------------------------------------------------------

 (a) The Corporation's officers shall have such titles and duties as shall be stated in these Bylaws or in a resolution of the Board of Directors which is not inconsistent with these Bylaws. The officers of the Corporation shall consist of a president, secretary and treasurer, and also may have one or more vice presidents, assistant secretaries and assistant treasurers and such other officers as the Board of Directors may from time to time deem advisable. Any officer may hold two or more offices in the Corporation.

 (b) The officers of the Corporation shall be elected by the Board of Directors at the regular annual meeting of the Board following the annual meeting of shareholders.

 (c) Each officer shall hold office until the annual meeting of the Board of Directors next succeeding his election, and until his successor shall have been duly elected and qualified, subject to earlier termination by his or her death, resignation or removal.

  Section 2 - Resignation:

 Any officer may resign at any time by giving written notice of such resignation to the Corporation.

  Section 3 - Removal:

 Any officer elected by the Board of Directors may be removed, either with or without cause, and a successor elected by the Board at any time, and any officer or assistant officer, if appointed by another officer, may likewise be removed by such officer.

  Section 4 - Vacancies:

 (a) A vacancy, however caused, occurring in the Board and any newly created Directorships resulting from an increase in the authorized number of Directors may be filled by the Board of Directors.

Section 5 - Bonds:

 The Corporation may require any or all of its officers or Agents to post a bond, or otherwise, to the Corporation for the faithful performance of their positions or duties.

 Section 6 - Compensation:

 The compensation of the officers of the Corporation shall be fixed from time to time by the Board of Directors.

                                     ARTICLE V - SHARES OF STOCK

 Section 1 - Certificate of Stock: (Section 78.235)
 ----------------------------------

 (a) The shares of the Corporation shall be represented by certificates or shall be uncertificated shares.

 (b) Certificated shares of the Corporation shall be signed, (either manually or by facsimile), by officers or agents designated by the Corporation for such purposes, and shall certify the number of shares owned by him in the Corporation. Whenever any certificate is countersigned or otherwise authenticated by a transfer agent or transfer clerk, and by a registrar, then a facsimile of the signatures of the officers or agents, the transfer agent or transfer clerk or the registrar of the Corporation may be printed or lithographed upon the certificate in lieu of the actual signatures. If the Corporation uses facsimile signatures of its officers and agents on its stock certificates, it cannot act as registrar of its own stock, but its transfer agent and registrar may be identical if the institution acting in those dual capacities countersigns or otherwise authenticates any stock certificates in both capacities. If any officer who has signed or whose facsimile signature has been placed upon such certificate, shall have ceased to be such officer before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer at the date of its issue.

 (c) If the Corporation issues uncertificated shares as provided for in these Bylaws, within a reasonable time after the issuance or transfer of such uncertificated shares, and at least annually thereafter, the Corporation shall send the shareholder a written statement certifying the number of shares owned by such shareholder in the Corporation.

 (d) Except as otherwise provided by law, the rights and obligations of the holders of uncertificated shares and the rights and obligations of the holders of certificates representing shares of the same class and series shall be identical.

  Section 2 - Lost or Destroyed Certificates- (Section 104.8405)
  --------------------------------------------

 The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen or destroyed if the owner:

        (a) so requests before the Corporation has notice that the shares have been acquired by a bona fide purchaser,

                                                 NV Bylaws-8

        (b) files with the Corporation a sufficient indemnity bond; and
        (c) satisfies such other requirements, including evidence of such loss, theft or destruction, as may be imposed by the Corporation.

 Section 3 - Transfers of Shares: (Section 104.8401, 104.8406 & 104.8416)
 ---------------------------------

 (a) Transfers or registration of transfers of shares of the Corporation shall be made on the stock transfer books of the Corporation by the registered holder thereof, or by his attorney duly authorized by a written power of attorney; and in the case of shares represented by certificates, only after the surrender to the Corporation of the certificates representing such shares with such shares properly endorsed, with such evidence of the authenticity of such endorsement, transfer, authorization and other matters as the Corporation may reasonably require, and the payment of all stock transfer taxes due thereon.

 (b) The Corporation shall be entitled to treat the holder of record of any share or shares as the absolute owner thereof for all purposes and, accordingly, shall not be bound to recognize any legal, equitable or other claim to, or interest in, such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise expressly provided by law.

 Section 4 - Record Date: (Section 78.215 & 78.350)
 -------------------------

 (a) The Board of Directors may fix, in advance, which shall not be more than sixty days before the meeting or action requiring a determination of shareholders, as the record date for the determination of shareholders entitled to receive notice of, or to vote at, any meeting of shareholders, or to consent to any proposal without a meeting, or for the purpose of determining shareholders entitled to receive payment of any dividends, or allotment of any rights, or for the purpose of any other action. If no record date is fixed, the record date for shareholders entitled to notice of meeting shall be at the close of business on the day preceding the day on which notice is given, or, if no notice is given, the day on which the meeting is held, or if notice is waived, at the close of business on the day before the day on which the meeting is held.

 (b) The Board of Directors may fix a record date, which shall not precede the date upon which the resolution fixing the record date is adopted for shareholders entitled to receive payment of any dividend or other distribution or allotment of any rights of shareholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action.

  (c) A determination of shareholders entitled to notice of or to vote at a shareholders' meeting is effective for any adjournment of the meeting unless the Board of Directors fixes a new record date for the adjourned meeting.

 Section 5 - Fractions of Shares/Scrip: (Section 78.205) The Board of Directors may authorize the issuance of certificates or payment of money for fractions of a share, either represented by a certificate or uncertificated, which shall entitle the holder to exercise voting rights, receive dividends and participate in any assets of the Corporation in the event of liquidation, in proportion to the fractional holdings; or it may authorize the

                                                 NV Bylaws-9
payment in case of the fair value of fractions of a share as of the time when those entitled to receive such fractions are determined; or it may authorize the issuance, subject to such conditions as may be permitted by law, of scrip in registered or bearer form over the manual or facsimile signature of an officer or agent of the Corporation or its agent for that purpose, exchangeable as therein provided for full shares, but such scrip shall not entitle the holder to any rights of shareholder, except as therein provided. The scrip may contain any provisions or conditions that the Corporation deems advisable. If a scrip ceases to be exchangeable for full share certificates, the shares that would otherwise have been issuable as provided on the scrip are deemed to be treasury shares unless the scrip contains other provisions for their disposition.

                         ARTICLE VT - DIVIDENDS (Section 78.215 & 78.288)
                         -----------------------

 (a) Dividends may be declared and paid out of any funds available therefor, as often, in such amounts, and at such time or times as the Board of Directors may determine and shares may be issued pro rata and without consideration to the Corporation's shareholders or to the shareholders of one or more classes or series.

 (b)Shares of one class or series may not be issued as a share dividend to shareholders of another class or series unless: (i) so authorized by the Articles of Incorporation; (ii) a majority of the shareholders of the class or series to be issued approve the issue; or (iii)there are no outstanding shares of the class or series of shares that are authorized to be issued.

                                        ARTICLE VII - FISCAL YEAR

 The fiscal year of the Corporation shall be fixed, and-shall be subject to change by the Board of Directors from time to time, subject to applicable law.

                         ARTICLE VIII - CORPORATE SEAL (Section 78.065)
                         ------------------------------

 The corporate seal, if any, shall be in such form as shall be prescribed and altered, from time to time, by the Board of Directors. The use of a seal or stamp by the Corporation on corporate documents is not necessary and the lack thereof shall not in any way affect the legality of a corporate document.

                                      ARTICLE IX - AMENDMENT

  Section 1 - By Shareholders:

 All Bylaws of the Corporation shall be subject to alteration or repeal, and new Bylaws may be made, by a majority vote of the shareholders at the time entitled to vote in the election of Directors even though these Bylaws may also be altered, amended or repealed by the Board of Directors.

  Section 2 - By Directors: (Section 78.120)
  --------------------------

 The Board of Directors shall have power to make, adopt, alter, amend and repeal, from time to time, Bylaws of the Corporation.

 NV Bylaws-10

                         ARTICLE X - WAIVER OF NOTICE: (Section 78.375)
                         ----------------------------

 Whenever any notice is required to be given by law, the Articles of Incorporation or these Bylaws, a written waiver signed by the person or persons entitled to such notice, whether before or after the meeting by any person, shall constitute a waiver of notice of such meeting.

                     ARTICLE XI - INTERESTED DIRECTORS: (Section 78.140)
                     -----------------------------------

 No contract or transaction shall be void or voidable if such contract or transaction is between the corporation and one or more of its Directors or Officers, or between the Corporation and any other corporation, partnership, association, or other organization in which tine or more of its Directors or Officers, are directors or officers, or have a financial interest, when such Director or Officer is present at or participates in the meeting of the Board, or the committee of the shareholders which authorizes the contract or transaction or his, her or their votes are counted for such purpose, if

(a) the material facts as to his, her or their relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee and are noted in the minutes of such meeting, and the Board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested Directors, even though the disinterested Directors be less than a quorum; or

(b) the material facts as to his, her or their relationship or relationships or interest or interests and as to the contract or transaction are disclosed or are known to the shareholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the shareholders; or

(c) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee of the shareholders; or
(d) the fact of the common directorship, office or financial interest is not disclosed or known to the Director or Officer at the time the transaction is brought before the Board of Directors of the Corporation for such action. Such interested Directors may be counted when determining the presence of a quorum at the Board of Directors' or committee meeting authorizing the contract or transaction.

ARTICLE XII - ANNUAL LIST OF OFFICERS, DIRECTORS, AND REGISTERED AGENT:
(section 78.150 & 78.165)

 The Corporation shall, within sixty days after the filing of its Articles of Incorporation with the Secretary of State, and annually thereafter on or before the last day of the month in which the anniversary date of incorporation occurs each year, file with the Secretary of State a list of its president, secretary and treasurer and all of its Directors, along with the post office box or street address, either residence or business, and a designation of its resident agent in the state of Nevada. Such list shall be certified by an officer of the Corporation.

 NV Bylaws-11

RESOLUTIONS ADOPTED BY INCORPORATOR

OF

-------------------------

      The undersigned, being the sole Incorporator of the corporation hereby adopts the following resolutions:

      (1) RESOLVED, that a copy of the Certificate of Incorporation of the Corporation, together with the original receipt showing payment of the statutory organization tax and filing fee, be inserted in the Minute Book of the Corporation.

      (2) RESOLVED, that the form of First By-Laws submitted to the meeting be, and the same hereby are, adopted as and for the By-Laws of the Corporation, and that a copy thereof be placed in the Minute Book of the Corporation, directly following the Certificate of Incorporation.

      (3) RESOLVED, that the following persons be, and they hereby are, elected as Directors of the Corporation, to serve until the first annual meeting of shareholders, and until their successors are elected and qualify:

 Dated:


 Incorporator

          Instructions for Organization of a Corporation with Sole Director/ Shareholder

      A small corporation commonly is comprised of a Sole Director/Shareholder. One must basically follow the same procedure to organize this type of small corporation as it would if this corporation had more than one Director and /or Shareholder. However there are some documents that are specific to this type of organization that must be highlighted at this time. Specifically, the "Resolution Adopted by the Sole Director/Shareholder" inserted in this booklet as page 1. The Resolution requires close attention to detail when filling out the following information:

1. Corporate Name;
2. Corporate officers: President, Vice President, Secretary and Treasurer. It is important to note, that under Nevada law one individual may hold any combination of officer positions in a corporation
3. The name of the Corporation' treasurer and the name and location of the financial Institution where he/she is authorized to open up a bank account on behalf of the Corporation.
4. Date;
5. Have Sole Director/Shareholder sign the resolution.

 In addition, the share certificate marked "Specimen" should be removed from the certificate book and inserted as Appendix A and a conformed copy of the Banking resolution as Appendix B.

 Instruction sheet